UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

AVISTA CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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Employee Meetings July, 2017

Our Vision Delivering reliable energy service and the choices that matter most to our customers. Our Purpose To improve life’s quality with energy. Safely – Reliably - Responsibly Our Lasting Principles TRUSTWORTHY INNOVATIVE COLLABORATIVE Our word is reliable, we do what is right We continuously improve and find better ways to get things done We are respectful and are at our best when working together Safe & Reliable Infrastructure Invest in our infrastructure to achieve optimum life-cycle performance – safely, reliably and at a fair price Financial Performance Customer Engagement & Value Deliver more value to more customers and strengthen engagement Strengthen financial performance to remain a healthy company and an attractive investment People & Performance Reinforce a values-driven culture of employees who do the right thing to help us succeed Act through partnerships, financial resources and service to enhance community vitality and prosperity in the communities we serve Community Vitality Responsible Resources Control a portfolio of resources that responsibly meet our long term energy needs Effective Public Policy Outcomes Drive positive outcomes at the local, state, regional and federal level Financial Performance Data Science Investments for growth Public policy Community Vitality Economic development Avista partnership Urbanova People & Performance Safety & Security Innovation Leadership development Customer Engagement Products & services Customer experience Customer choice 2017 Focus Areas OUR FOCUS Our Strategic Focus Remains Consistent

Financial Performance Customer Engagement & Value Deliver more value to more customers and strengthen engagement Strengthen financial performance to remain a healthy company and an attractive investment People & Performance Reinforce a values-driven culture of employees who do the right thing to help us succeed Act through partnerships, financial resources and service to enhance community vitality and prosperity in the communities we serve Community Vitality EMPLOYEES No position reductions Avista will operate as an autonomous company: Headquartered in Spokane All outlying offices remain the same Avista brand remains the same Current reporting structure for all employees remain the same based on how we have always run our business Commitment to using our current philosophy for our compensation & benefit levels remain the same Agreement that future plans and compensation are a local decision Career path and innovation opportunities expand as we share best practices Our Workforce and Employee Plans Will Remain Consistent

Public Market Perspectives --- M&A Remains Priority for Prospective Acquirors 8 Number of gas LDCs shrinking as well ____________________ Source: Factset as of 7/18/2017. Public Market Perspectives M&A Remains Priority for Prospective Acquirors ($bn) Gas Distribution Companies (LDCs)

Public Market Perspectives --- M&A Remains Priority for Prospective Acquirors 7 Consolidation continues for a shrinking number of regulated targets; 10 utilities make up 59% of electric sector enterprise value ____________________ Source: Factset as of 7/18/2017. Public Market Perspectives M&A Remains Priority for Prospective Acquirors ($bn) Electric Utilities

Public Market Perspectives --- Size (Equity Value) Relative to North American Investor Owned Utilities 6 ____________________ Source: Factset as of 7/18/17. Note: Equity value capped at $40bn. (1)Reflects trading value as of market close on 7/18/2017. Public Market Perspectives Size (Equity Value) Relative to North American Investor Owned Utilities Hydro One + Avista(1) Avista(1) Hydro One(1) Largest 10 Smallest 10 ($mm)

Financial Performance Customer Engagement & Value Deliver more value to more customers and strengthen engagement Strengthen financial performance to remain a healthy company and an attractive investment People & Performance Reinforce a values-driven culture of employees who do the right thing to help us succeed Act through partnerships, financial resources and service to enhance community vitality and prosperity in the communities we serve Community Vitality SHAREHOLDERS Hydro One Will be the Single Shareholder versus Publically Traded $53.00 per share, 100% cash Capital spending levels remain the same with continued focus on reliability, safety, and customer satisfaction

Hydro One Headquartered in Toronto Owns and operates substantially all of Ontario’s electricity transmission network Established in 1906 as the state-owned Hydro-Electric Power Commission of Ontario The electricity distribution network reaches approximately 1.3 million rural and urban distribution customers across Ontario, and neighboring provinces and states. Includes 21 remote communities which comprise the core of Hydro One’s customer base Hydro One has 5,619 full-time employees and 2,237 part-time, temporary, or contracted employees. Total assets: C$25 billion Annual revenues: over C$6.5 billion Market Capitalization: ~C$14 billion Hydro One common shares have traded on the Toronto Stock Exchange (TSX) under ticker symbol “H” since the company’s public offering in 2015 Hydro One owns and manages 98 percent of Ontario’s transmission network, through: 18,641.1 miles of high-voltage transmission network. 76,428.6 miles of low-voltage distribution network 1,326 transmission, distribution, and regulation stations 7,500 vehicles and equipment

Financial Performance Customer Engagement & Value Deliver more value to more customers and strengthen engagement Strengthen financial performance to remain a healthy company and an attractive investment People & Performance Reinforce a values-driven culture of employees who do the right thing to help us succeed Act through partnerships, financial resources and service to enhance community vitality and prosperity in the communities we serve Community Vitality GOVERNANCE 9 Member local board 4 Company designees Scott remains Chairman 5 Parent designees 3 non-employees, regional residents Broad authority for ongoing management through a unique Delegation of Authority We Will Have Our Own Local Board

Financial Performance Customer Engagement & Value Deliver more value to more customers and strengthen engagement Strengthen financial performance to remain a healthy company and an attractive investment People & Performance Reinforce a values-driven culture of employees who do the right thing to help us succeed Act through partnerships, financial resources and service to enhance community vitality and prosperity in the communities we serve Community Vitality COMMUNITIES Maintain existing community involvement and support $4M budget for charitable contributions, up from $2.6M last year $7M initial foundation contribution plus $2M annually Future economic development consistent with past practice. Innovation support consistent with past practice. Community Focus Remains the Same

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger transaction. Avista Corporation (“Avista”) intends to file with the U.S. Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the proposed merger transaction and this communication is not a substitute for the proxy statement or any other document that Avista may send to its shareholders in connection with the proposed merger transaction. THE INVESTORS AND SECURITY HOLDERS OF AVISTA ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Avista, Hydro One Limited (“Hydro One”) and the proposed merger transaction. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of Avista’s proxy statement (when it becomes available) may be obtained free of charge upon request by contacting Avista Corporation, Marian Durkin, Corporate Secretary, 1411 East Mission Avenue, Spokane, Washington 99202. Avista’s filings with the SEC are also available on Avista’s website at: http:// investor.avistacorp.com. Investors and security holders may also read and copy any reports, statements and other information filed by Avista with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation of Proxies

This communication is not a solicitation of proxies in connection with the proposed merger transaction. However, Avista, Hydro One and certain of their respective directors, executive officers and other persons may be deemed under SEC rules to be participants in the solicitation of Avista shareholder proxies in respect of the proposed merger transaction. Information about Hydro One directors and executive officers is available in Hydro One’s management information circular, filed with Canadian securities regulators on March 27, 2017, in connection with its 2017 annual meeting of shareholders and is available on its website at www.HydroOne.com and also under its profile on SEDAR at www.sedar.com. Information regarding Avista’s directors and executive officers is available in Avista’s proxy statement filed with the SEC on March 31, 2017 in connection with its 2017 annual meeting of shareholders, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on February 22, 2017, each of which may be obtained from the sources above under “Additional Information and Where to Find It”. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests (which may be different than those of Avista’s investors and security holders), by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed or to be filed with the SEC when they become available.

Forward-Looking Information

This news release contains “forward looking statements” and “forward looking information” within the meaning of applicable securities laws of the U.S. and Canada, respectively. Statements that are not historical facts, including statements about beliefs, expectations, estimates, projections, goals, forecasts, assumptions, risks and uncertainties, are forward-looking statements and forward looking information. Forward looking statements and forward looking information are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans,” “anticipates,” “pro forma,” “predicts,” “seeks,” “could,” “would,” “will,” “can,” “continue” or “potential” and the negative of these terms or other comparable or similar terminology or expressions. The forward looking statements and forward looking information in this news release include, without limitation, statements relating to Hydro One’s proposed merger transaction with Avista and expectations regarding timing and benefits thereof, earnings per share accretion, increases in regulated assets and earnings, strength of credit metrics, scale and diversification, capital expenditures, rate base growth, industry and geographic trends and forecasts, financing plans, stakeholder commitments, stockholder and regulatory approvals, and the completion of the proposed merger transaction. These statements reflect Hydro One and Avista’s management’s current beliefs and are based on information currently available to the management teams. Forward looking statements and forward looking information involve significant risk, uncertainties and assumptions. Certain factors or assumptions have been applied in drawing the conclusions contained in the forward looking statements and forward looking information. Hydro One and Avista caution readers that a number of factors could cause actual results, performance or achievement to differ materially from the results discussed or implied in the forward looking statements and forward looking information. Important factors that could cause actual results, performance and results to differ materially from those indicated by any such forward looking statements and forward looking information include risks and uncertainties relating to the following: (i) the risk that Avista may be unable to obtain shareholder approval for the proposed merger transaction or that Hydro One or Avista may be unable to obtain governmental and regulatory approvals required for the proposed merger transaction, or may be unable to obtain those approvals on favorable terms; (ii) the risk that the required shareholder, governmental or regulatory approvals may delay the proposed merger transaction; (iii) the risk that a condition to the closing of the proposed merger transaction may not be satisfied or the merger agreement may be terminated prior to closing; (iv) the timing to consummate the proposed transaction; (v) disruption from the proposed merger transaction making it more difficult to maintain relationships with customers, employees, regulators or suppliers; (vi) risks associated with the loss and ongoing replacement of key personnel; (vii) the diversion of management time and attention on the transaction; (viii) general worldwide economic conditions and related uncertainties; (ix) the effect and timing of changes in laws or in governmental regulations (including environmental and tax laws and regulations); (x) the risk that financing necessary to fund the proposed merger transaction may not be obtained or may be more difficult and costly to obtain than anticipated; (xi) the impact of acquisition-related expenses; (xii) the ability to maintain an investment grade credit rating; (xiii) the ability to maintain dividend payout ratios; and (xiv) other factors discussed or referred to in the “Risk Factors” section of Hydro One’s most recent annual management’s discussion and analysis of financial results filed with securities regulators in Canada and available under Hydro One’s profile at www.sedar.com. The foregoing list is not exhaustive and other unknown or unpredictable factors could also have a material adverse effect on the performance or results of Hydro One or Avista. Additional risks and uncertainties will be discussed in the proxy statement and other materials that Avista will file with the SEC in connection with the proposed merger transaction, or in material Hydro One will file with securities regulatory authorities in Canada. There can be no assurance that the proposed merger transaction will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the proposed merger transaction will be realized. These factors should be considered carefully and undue reliance should not be placed on the forward looking statements or forward looking information, and actual outcomes and results may differ materially from what is expressed, implied or forecasted in these forward looking statements and forward looking information. For additional information with respect to certain of the risks or factors, reference should be made to Hydro One’s continuous disclosure materials filed from time to time with Canadian securities regulatory authorities, available at www.sedar.com and Avista’s filings with the SEC available at www.sec.gov. Except as required by law, each of Hydro One and Avista disclaims any intention or obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

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